Exhibit 99.3

FOR IMMEDIATE RELEASE

For more information contact:

Susan Martin, Media Contact

310-231-4142 or smartin@kbhome.com

Or

Katoiya Marshall, Investor Relations Contact

310-893-7446 or kmarshall@kbhome.com

KB Home Announces Pricing of Senior Notes Due 2023

LOS ANGELES (February 11, 2015) — KB Home (NYSE: KBH), one of the nation’s largest and most recognized homebuilders, today announced that it has priced an offering of $250.0 million in aggregate principal amount of its senior notes due 2023 in its previously announced senior notes offering.

The senior notes will bear interest at a rate of 7.625% per annum and will be issued at a public offering price of 100.0%. The senior notes will be guaranteed on an unsecured senior basis by certain of KB Home’s subsidiaries that have guaranteed KB Home’s outstanding senior notes.

KB Home estimates the aggregate net proceeds from the senior notes offering to be approximately $246.7 million, after deducting the underwriting discount and estimated offering expenses payable by KB Home. KB Home intends to use the net proceeds from the senior notes offering (i) to retire its 6 1⁄4% Senior Notes due 2015, either by redemption on the optional redemption terms specified for such notes, purchase or repayment at maturity, and/or (ii) for general corporate purposes, including without limitation working capital, land acquisition and land development. The closing of the senior notes offering is expected to occur on February 17, 2015, subject to the satisfaction of customary closing conditions. Credit Suisse Securities (USA) LLC, BofA Merrill Lynch, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. are acting as joint book-running managers for the senior notes offering.

The senior notes offering is being made pursuant to an effective shelf registration statement that KB Home has on file with the Securities and Exchange Commission (“SEC”). A copy of the prospectus supplement and accompanying prospectus describing the senior notes offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Credit Suisse at the following address: Attention: Prospectus Department, One Madison Avenue, New York, New York 10010 or e-mail: newyork.prospectus@credit-suisse.com, or BofA Merrill Lynch at the following address: Attention: Prospectus Department, 222 Broadway, New York, New York 10038, email: dg.prospectus_requests@baml.com, or Citigroup at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, email: batprospectusdept@citi.com or toll free at 1-800-831-9146, or Deutsche Bank Securities at the following address: Attention: Prospectus Group, 60 Wall Street, New York, New York 10005, e-mail: prospectus.CPDG@db.com or toll free at 1-800-503-4611.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The senior notes offering is being made only by means of the prospectus supplement and accompanying prospectus.

About KB Home

KB Home is one of the largest and most recognized homebuilding companies in the United States. Since its founding in 1957, the company has built more than half a million quality homes. KB Home is distinguished by its unique homebuilding approach to provide homebuyers optimal value and choice, enabling each buyer to customize their new home from lot location to floor plan and elevation to structural options and design features. KB Home is a leader in utilizing state-of-the-art sustainable building practices. All KB homes are built to be highly energy efficient, helping to lower monthly utility costs, which the company demonstrates with its proprietary KB Home Energy Performance Guide® (EPG®). KB Home has been named an ENERGY STAR® Partner of the Year Sustained Excellence Award winner for four straight years and a WaterSense® Partner of the Year for four consecutive years. A FORTUNE 1,000 company, Los Angeles-based KB Home was the first homebuilder listed on the New York Stock Exchange, and trades under the ticker symbol “KBH.”

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about our operations, economic and market factors, and the homebuilding industry, among other things. These statements are not guarantees of future performance, and we have no specific policy or intention to update these statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; adverse market conditions, including an increased supply of unsold homes, declining home prices and greater foreclosure and short sale activity, among other things, that could negatively affect our consolidated financial statements, including due to additional impairment or land option contract abandonment charges, lower revenues and operating and other losses; conditions in the capital, credit and financial markets (including residential mortgage lending standards, the availability of residential mortgage financing and mortgage foreclosure rates); material prices and availability; subcontracted trade labor costs and availability; changes in interest rates; inflation; our debt level, including our ratio of debt to capital, and our ability to adjust our debt level, maturity schedule and structure and to access the equity, credit, capital or other financial markets or other external financing sources, including raising capital through the public or private issuance of common stock, debt or other securities, and/or project financing, on favorable terms; our compliance with the terms and covenants of our revolving credit facility; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition for home sales from other sellers of new and resale homes, including lenders and other sellers of homes obtained through foreclosures or short sales; weather conditions, significant natural disasters and other environmental factors; government actions, policies, programs and regulations directed at or affecting the housing market (including the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, tax credits, tax incentives and/or subsidies for home purchases, tax deductions for residential mortgage interest payments and property taxes, tax exemptions for profits on home sales, programs intended to modify existing mortgage loans and to prevent mortgage foreclosures and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government sponsored enterprises and government agencies), the homebuilding industry, or construction activities; decisions regarding federal fiscal and monetary policies, including those relating to taxation, government spending, interest rates and economic stimulus measures; the availability and cost of land in desirable areas; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred, including our warranty claims and costs experience at certain of our communities in Florida; legal or regulatory proceedings or claims; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives with respect to product, geographic and market positioning (including our efforts to expand our inventory base/pipeline with desirable land positions or interests at reasonable cost and to expand our community count, open additional new home communities for sales, sell higher-priced homes and more design options, increase the size and value of our backlog, and our operational and investment concentration in markets in California), revenue growth, asset optimization (including by effectively balancing home sales prices and sales pace in our new home communities), asset activation and/or monetization, local field management and talent investment, containing and leveraging overhead costs, gaining share in our served markets and increasing our housing gross profit margins; consumer traffic to our new home communities and consumer interest in our product designs and offerings, particularly from higher-income consumers; cancellations and our ability to realize our backlog by converting net orders to home deliveries; our home sales and delivery performance, particularly in key markets in California; our ability to generate cash from our operations, enhance our asset efficiency, increase our operating income margin and/or improve our return on invested capital; the manner in which our homebuyers are offered and whether they are able to obtain residential mortgage loans and mortgage banking services, including from Home Community Mortgage, our mortgage banking joint venture with Nationstar Mortgage LLC; the performance of Home Community Mortgage; information technology failures and data security breaches; the possibility that the proposed offer and sale of the senior notes will not close timely, or at all; and other events outside of our control. See our Annual Report on Form 10-K for the fiscal year ended November 30, 2014 and our other filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business.

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